                                                                    Exhibit 31.1
                                CERTIFICATION OF
                           Co-CHIEF EXECUTIVE OFFICER



I, Charles Hsiao, Chairman & Co-CEO, certify that:

   1. I have reviewed this report on Form 10-Q for the three months ended September 30, 2003 of Impax Laboratories, Inc.

   2. Based on my knowledge, this report does not contain any untrue statement of a material fact, or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading, with respect to the period covered by this report.

   3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present, in all material respects, the financial condition, results of operations, and cash flows of the registrant as of, and for, the periods presented in this report.

   4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for the registrant, and have:

              a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

              b) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

              c) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

   5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

              a) All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial data; and

              b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls.




                                              /s/ Charles Hsiao, Ph.D.
                                       ---------------------------------------
                                                Charles Hsiao, Ph.D.
                                       Chairman and Co-Chief Executive Officer


                                                 November 14, 2003
                                       ---------------------------------------

                                                                    Exhibit 31.1
                                CERTIFICATION OF
                           Co-CHIEF EXECUTIVE OFFICER



I, Barry R. Edwards, Chairman & Co-CEO, certify that:

   1. I have reviewed this report on Form 10-Q for the three months ended September 30, 2003 of Impax Laboratories, Inc.

   2. Based on my knowledge, this report does not contain any untrue statement of a material fact, or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading, with respect to the period covered by this report.

   3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present, in all material respects, the financial condition, results of operations, and cash flows of the registrant as of, and for, the periods presented in this report.

   4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for the registrant, and have:

              a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

              b) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

              c) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

   5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

              a) All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial data; and

              b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls.




                                                  /s/  Barry R. Edwards
                                                --------------------------
                                                     Barry R. Edwards
                                                Co-Chief Executive Officer


                                                    November 14, 2003
                                                --------------------------

                                                                    Exhibit 31.1
                                CERTIFICATION OF
                             CHIEF FINANCIAL OFFICER


I, Cornel C. Spiegler, CFO, certify that:


   1. I have reviewed this report on Form 10-Q for the three months ended September 30, 2003 of Impax Laboratories, Inc.

   2. Based on my knowledge, this report does not contain any untrue statement of a material fact, or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading, with respect to the period covered by this report.

   3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present, in all material respects, the financial condition, results of operations, and cash flows of the registrant as of, and for, the periods presented in this report.

   4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for the registrant, and have:

              a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

              b) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

              c) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

   5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

              a) All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial data; and

              b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls.





                                                    /s/ Cornel C. Spiegler
                                                    -----------------------
                                                      Cornel C. Spiegler
                                                    Chief Financial Officer


                                                       November 14, 2003
                                                    -----------------------